Biological assets	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about biological assets [abstract]
Biological assets

8. Biological assets

Biological assets consist of cannabis plants. The changes in the carrying value of biological assets are as follows:

$
Balance, December 31, 2018	—
Capitalized costs	1,297,734
Change in fair value less costs to sell due to biological transformation	(682,739)
Transferred to inventory upon harvest	(614,995)

Balance, December 31, 2019	—

The Company measures its biological assets at their fair value less costs to sell. This is determined using a model that estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount by the expected selling price less costs to complete and sell per gram.

The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The Company's method of accounting for biological assets attributes value accretion on a straight-line basis throughout the life of the biological asset from initial cloning to the point of harvest.

The Company capitalizes costs to biological assets in a manner consistent with the principles in IAS 2 (including but not limited to the determination of what types of costs are capitalized).

The following table identifies each significant unobservable input used to estimate the fair value of biological assets:

Assumptions:		As at December 31, 2019
Input
i	Expected yields for cannabis plants (average grams per plant)	13 grams dry flower 16 grams dry trim
ii	Weighted average number of growing weeks completed as a percentage of total growing weeks as at period end	73%
iii	Estimated selling price per gram	$1.00 for flower $0.50 for trim
iv	After harvest cost to complete and sell per gram	$1.91 for dry flower $1.25 for dry trim

As at December 31, 2019 the fair value less costs to complete and sell of biological assets was nil. A change of plus or minus 10% of any of the above assumptions would not result in any change in the balance recognized of nil as at December 31, 2019.

The Company estimates the harvest yields for cannabis at various stages of growth. As of December 31, 2019, it is expected that the Company's cannabis plants will yield approximately 19,532 grams of dry flower and 25,002 grams of dry trim when harvested. It was estimated that these plants as of December 31, 2019 had completed 73% of the expected growth cycle, which is estimated at 12 weeks.

These estimates are subject to volatility in market prices and a number of factors, which could significantly affect the fair value of biological assets in future periods. The Company's estimates are, by their nature, subject to change, and differences from the anticipated yield and the other assumptions will be reflected in the gain or loss on biological assets in future periods.

The fair value adjustments on biological assets are presented separately on the statements of loss and comprehensive loss.

Biological assets as at December 31, 2018 were determined to have a fair value of nil.